MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                             ___________________


     Supplement dated December 9, 1996 to the Prospectus  dated November 15,
1996.

     Robert A. DiMella is the Portfolio Manager of the Fund. Mr. DiMella has been an Assistant Vice President of Merrill Lynch Asset Management, L.P. ("MLAM") since 1995. From 1993 to 1995 he was an Assistant Portfolio Manager with MLAM. Prior to that he was an Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993, and was a Research Associate with Prudential Investment Corporation from 1989 to 1992.


Code #11104-1196ALL